ASSET PURCHASE AGREEMENT

THIS ASSET PURCHASE AGREEMENT (this “Agreement”), is made as of December 12, 2017, by and between Barofold, Inc., a Delaware corporation with an address at 12635 E. Mountview Blvd, Aurora, CO 80045 (the “Seller”), and Pressure BioSciences, Inc., a Massachusetts corporation with an address at 14 Norfolk Avenue, South Easton, MA 02375 (the “Purchaser”).

WHEREAS, Seller is the owner of the Assets (as defined herein) in connection with Seller’s operation of a technology company that aims to improve the tolerability, efficacy and safety of protein therapeutics (the “Business”); and

WHEREAS, Seller wishes to sell, and Purchaser wishes to purchase, the Assets upon the terms and conditions herein set forth.

NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties, conditions, and agreements hereinafter expressed, and for other good and valuable consideration, the receipt and sufficiency which are hereby acknowledged, the parties hereto agree as follows:

1. DEFINITIONS. Without limiting the effect of any other terms defined in the text of this Agreement, the following words shall have the meaning given them in this Section 1.

1.1 “Assets” means collectively, all rights, titles, formulations and interests in and to all the property related to the Business, including, but not limited to, those items identified on Schedule 1.1 hereto.

1.2 “Governmental Authority” means any (i) nation, principality, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (ii) federal, state, local, municipal, foreign or other government; (iii) governmental or quasi-governmental authority of any nature (including any governmental division, subdivision, department, agency, bureau, branch, office, commission, council, board, instrumentality, officer, official, representative, organization, unit, body or entity and any court or other tribunal); (iv) multinational organization or body; or (v) person or entity exercising, or entitled to exercise, any executive, legislative, judicial, administrative, regulatory, taxing or arbitral authority or power of any nature.

1.3 “Legal Requirement” means any federal, state, local, municipal, foreign or other law, statute, legislation, constitution, principle of common law, resolution, ordinance, code, Order, edict, decree, proclamation, treaty, convention, rule, regulation, permit, ruling, directive, pronouncement, requirement (licensing or otherwise), specification, determination, decision, opinion or interpretation that is, has been or may in the future be issued, enacted, adopted, passed, approved, promulgated, made, implemented or otherwise put into effect by or under the authority of any Governmental Authority.

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1.4 “Liability” or “Liabilities” means all liabilities and/or obligations, direct, indirect, absolute or contingent, whether accrued, vested or otherwise and whether or not reflected or required to be reflected on the financial statements of a person or entity.

1.5 “Lien” means any lien, security interest, pledge, option, title retention agreement, charge, claim, liability, judgment, license, restriction, or encumbrance of any nature whatsoever.

1.6 “Order” means any judgment, order, writ, judgment, injunction, or decree of any court or other Governmental Authority.

2. SALE AND PURCHASE OF ASSETS; PURCHASE PRICE; CLOSING; POST-CLOSING:

2.1 On the terms and subject to the conditions set forth in this Agreement, at the Closing (as defined herein), but effective as of the Closing Date, Seller shall sell, convey, assign, transfer and deliver to Buyer, and Buyer shall purchase and acquire from Seller, free and clear of any Liens, all of Seller’s right, title and interest in and to all of the Assets.

2.2 On the date (“Closing Date”) of the consummation of the transactions contemplated hereby (the “Closing”), Seller shall convey, sell, transfer and assign, and cause to be delivered to Purchaser evidence of, and Purchaser shall purchase, acquire and accept from Seller, free from any Liens, all of Seller’s right, title and interest in and to the Assets.

2.3 At the Closing, (i) the Seller shall have changed its name so that the word “Barofold” is not a part of Seller’s name; (ii) the Seller shall execute and deliver to the Purchaser a Bill of Sale substantially in the form attached hereto as Exhibit A; (iii) the Seller and Purchaser shall execute the Assignment of Patent Rights substantially in the form attached hereto as Exhibit B; (iv) the Seller shall execute and deliver to the Purchaser the intellectual property transfer documents required for transfer of the intellectual property assets; and (v) Purchaser shall deliver One Hundred Fifty Thousand (150,000) restricted shares of the Purchaser’s common stock to Seller.

2.4 Following the Closing Date and separate from the Closing, the Purchaser, on or before December 29, 2017, shall deliver One Hundred Fifty Thousand and No/100 United States Dollars ($150,000) to Seller (the “Purchase Price”).

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3. NO ASSUMPTION OF LIABILITIES. Purchaser shall not assume any liabilities or obligations of Seller in connection with, related to or with respect to the Assets, provided that Purchaser acknowledges that if it wants to maintain certain of the Assets it will have to satisfy the obligations under the documents identified in Sections 16 -19 of Schedule 1.1 attached hereto.

4. SELLER’S REPRESENTATIONS: Seller hereby represents and warrants to Purchaser as follows:

4.1 Corporate Existence. Barofold, Inc., is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and has full power and authority to carry on its business as currently conducted. Barofold, Inc. is duly qualified or licensed to do business in all the jurisdictions it is required to be so qualified or licensed;

4.2 Authorization. Seller has full power and authority to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by Seller have been duly authorized by all requisite action. This Agreement is the legal, valid and binding obligation of Seller, enforceable in accordance with its terms, except that such enforcement may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors’ rights generally, and (ii) general principles of equity;

4.3 No Violation. The execution and delivery of this Agreement by Seller and the consummation of the transactions contemplated herein do not and will not (i) violate or result in a default under the charter or governing documents of Seller, as applicable, (ii) violate (with or without the giving of notice or the lapse of time or both) any Legal Requirement or Order applicable to Seller or the Assets, (iii) violate or breach, or constitute a default under or grounds for termination of, or result in the acceleration of the performance of the obligations of Seller under any contract related to the Assets to which Seller is a party or by which the Assets are bound or affected, (iv) result in creation of any lien on any of the Assets or (v) prevent the carrying out of the transactions contemplated hereby. Except as set forth in Schedule 4.3 no permit, consent, waiver, approval or authorization of, or declaration to or filing or registration with, any Governmental Authority or third party is required in connection with the execution, delivery or performance of this Agreement by Seller or the consummation by Seller of the transactions contemplated hereby;

4.4 Licenses and Permits; Compliance with Law. Seller holds all licenses, certificates, permits, franchises and rights from all applicable Governmental Authorities necessary for the use of the Assets. Seller is not presently charged with, or under governmental investigation with respect to, any actual or alleged violation of any Legal Requirement or Order, nor is it presently the subject of any pending or threatened adverse proceeding by any Governmental Authority having jurisdiction over the Assets;

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4.5 Litigation. To the best of Seller’s knowledge, there is no suit, action, claim, litigation, grievance, proceeding (administrative, judicial, or in arbitration, mediation or alternative dispute resolution), Governmental Authority or grand jury investigation, or other action (any of the foregoing, an “Action”) pending, or to Seller’s knowledge, threatened against Seller, by or against Seller (and Seller has not been a party to any Action including such claim) involving the Assets, including, without limitation, any Action challenging, enjoining, or preventing this Agreement, or the consummation of the transactions contemplated hereby. Seller has not received written notice of any such claim, asserting the invalidity, misuse or unenforceability, infringement, misappropriation or other violation of any intellectual property of any third party, or challenging Seller’s ownership of or rights to use any Assets, and, to Seller’s knowledge, there are no grounds for any such claim or challenge;

4.6 Title. Seller is the sole and exclusive owner of all right, title and interest in and to the Assets, and has good title to the Assets, free and clear of all Liens, including obligations to transfer or license such Assets, and there exists no material restriction on the use or transfer or licensing of such Assets. To Seller’s knowledge, except as set forth on Schedule 4.6 the Assets and intellectual property rights related thereto are valid and enforceable and Seller does not have any obligation to compensate any person or entity for its use of any Assets. Except as set forth on Schedule 4.6 Seller has not granted to any person or entity any license (whether oral, written, implied or otherwise) to use the Assets. To Seller’s knowledge, none of the Assets has been or is subject to any interference, cancellation, reexamination, reissue, opposition, or any other proceeding challenging priority, scope, validity, or ownership anywhere in the world;

4.7 Liabilities. Seller does not have any Liabilities which are associated with the Assets. The consummation of the transactions contemplated hereby will not alter, impair, extinguish or invalidate any Assets owned or used by Seller, provided that Buyer must agree to be bound by the terms of the RALA, as amended;

4.8 No Adverse Actions. Seller has not:

(a) suffered, permitted or incurred the imposition of any Lien or claim upon any of the Assets, other than Liens that have been released prior to the date hereof;

(b) committed, suffered, permitted or incurred any default in any Liability which has had or will have a material adverse effect upon the Assets;

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(c) made or agreed to any adverse change in the terms of any contract or instrument to which it is a party which may have a material adverse effect on the Assets;

(d) waived, canceled, sold or otherwise disposed of, for less than the face amount thereof, any claim or right relating to the Assets which it has against others;

(e) made any disclosure of any confidential or proprietary information of Seller other than to Purchaser and its representatives, agents, attorneys and accountants or to Seller’s own employees, representatives, agents, attorneys, accountants and prior licensees in the ordinary course of business;

(f) made any waiver of any claims or rights related to any of the Assets or abandonment or lapse of any of the Assets; or

(g) committed to do any of the foregoing except as contemplated by this Agreement;

4.9 Brokers and Finders. Seller has not retained any broker or finder in connection with the transactions contemplated herein so as to give rise to any valid claim for any brokerage or finder’s commission, fee or similar compensation; and

4.10 Disclosure and Accuracy. This Agreement and any schedules and exhibits hereto disclose all facts material to the Assets. No statement contained herein or in any certificate, schedule, exhibit, list or other instrument furnished to Purchaser pursuant to the provisions hereof contains or will contain any untrue statement of any material fact or omits or will omit to state a material fact necessary in order to make the statements contained herein or therein not misleading.

5. PURCHASER’S REPRESENTATIONS: Purchaser hereby represents and warrants to Seller as follows:

5.1 Corporate Existence. Purchaser is a corporation, duly incorporated, validly existing and in good standing under the laws of the State of Massachusetts, and has full power and authority to carry on its business as currently conducted. Purchaser is duly qualified or licensed to do business in all the jurisdictions it is required to be so qualified or licensed;

5.2 Authorization. Purchaser has full power and authority to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by Purchaser have been duly authorized by all requisite action. This Agreement is the legal, valid and binding obligation of Purchaser, enforceable in accordance with its terms, except that such enforcement may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors’ rights generally, and (ii) general principles of equity;

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5.3 No Violation. The execution and delivery of this Agreement by Purchaser and the consummation of the transactions contemplated herein do not and will not (i) violate or result in a default under the charter or by-laws of Purchaser, (ii) violate (with or without the giving of notice or the lapse of time or both) any Legal Requirement or Order applicable to Purchaser, or (iii) prevent the carrying out of the transactions contemplated hereby. No permit, consent, waiver, approval or authorization of, or declaration to or filing or registration with, any Governmental Authority or third party is required in connection with the execution, delivery or performance of this Agreement by Purchaser or the consummation by Purchaser of the transactions contemplated hereby;

5.4 Brokers and Finders. Purchaser has not retained any broker or finder in connection with the transactions contemplated herein so as to give rise to any valid claim for any brokerage or finder’s commission, fee or similar compensation; and

5.5 Disclosure and Accuracy. No statement contained herein or in any certificate, schedule, exhibit, list or other instrument furnished to Seller pursuant to the provisions hereof contains or will contain any untrue statement of any material fact or omits or will omit to state a material fact necessary in order to make the statements contained herein or therein not misleading.

6. CONDITIONS TO PURCHASER’S OBLIGATIONS AT CLOSING. All obligations of Purchaser under this Agreement are subject to fulfillment on the Closing Date of each of the following conditions:

6.1 Representations and Warranties. The representations and warranties of Seller contained in Section 4 hereof and elsewhere herein shall be true and correct in all material respects in each case at and as of the Closing Date as though such representations and warranties were made at and as of such time;

6.2 Covenants. Seller shall have performed and complied in all material respects with all covenants, agreements and conditions on its part required by this Agreement to be performed or complied with prior to or at the Closing Date; and

6.3 No Litigation or Contrary Judgment. On the Closing Date there shall exist no valid Order, statute, rule, regulation, executive order, stay, decree, judgment or injunction which prohibits or prevents the consummation of the transactions contemplated by this Agreement.

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7. CONDITIONS TO SELLER’S OBLIGATIONS. All obligations of Seller under this Agreement are subject to the fulfillment at the Closing Date of each of the following conditions:

7.1 Representations and Warranties. The representations and warranties of Purchaser contained in Section 5 hereof and elsewhere herein shall be true and correct in all material respects in each case at and as of the Closing Date as though such representations and warranties were made at and as of such time;

7.2. Covenants. Purchaser shall have performed and complied in all material respects with all agreements and conditions on its part required by this Agreement to be performed or complied with prior to or at the Closing Date;

7.3 No Litigation or Contrary Judgment. On the Closing Date there shall exist no valid Order, statute, rule, regulation, executive order, stay, decree, judgment or injunction which prohibits or prevents the consummation of the transactions contemplated by this Agreement; and

8. POST CLOSING COVENANTS.

8.1 Closing Payment. On or before December 29, 2017, Purchaser shall have delivered the Purchase Price to Seller as described above in Section 2.4.

8.2 Return of Assets. If Seller has not delivered the Purchase Price to Seller on or before December 29, 2017, Purchaser agrees that on or before January 12, 2018, it will convey, transfer and assign, and cause to be delivered to Seller evidence of, and Seller shall accept from Purchaser, free from any Liens, all of Purchaser’s right, title and interest in and to the Assets. Purchaser agrees that it shall not assign, encumber or fail to keep in effect all of the Assets until such time as Purchaser has either delivered the Purchase Price to Seller or returned the Assets to Seller.

8.3 Further Assurances; Cooperation. From and after the Closing Date, the parties hereto shall, on request, cooperate with one another by furnishing any additional information, executing and delivering any additional documents and instruments, and doing any and all such other things as may be reasonably required by the parties hereto or their counsel to consummate or otherwise implement the transactions contemplated by this Agreement. With respect to the assignment of the Assets, Seller and Purchaser shall reasonably cooperate for the purposes of transferring ownership and the responsibility to administer the Assets to Purchaser.

8.4 Public Announcements. Seller agrees and acknowledges that, following the Closing, Purchaser shall have the right to make all such public announcements as it shall deem, in its sole discretion, necessary or appropriate.

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9. INDEMNIFICATION.

9.1 By Seller. Seller agrees to indemnify and hold harmless Purchaser and its affiliates, and their respective shareholders, directors, officers, employees, successors, assigns, and agents (the “Purchaser Indemnified Persons”) from and against any and all claims, losses, damages, liabilities, expenses or costs (“Losses”), plus reasonable attorneys’ fees and expenses incurred in connection with Losses and/or enforcement of this Agreement, incurred by Purchaser by reason of or arising out of or in connection with (i) the breach of any representation or warranty contained herein or in any certificate or other document delivered to Purchaser pursuant to the provisions of this Agreement, (ii) the failure of Seller to perform any act required under this Agreement, (iii) a claim by any third party with respect to any Liability, contract, other commitment or state of facts which constitutes a breach of any representation or warranty contained in Section 4 hereof or in any certificate or other document delivered by or on behalf of Seller to Purchaser pursuant to the provisions of this Agreement, or (iv) any Liability of Seller. Purchaser agrees to give prompt notice to Seller of any claim for which Purchaser seeks indemnification hereunder, which notice shall include a reasonably detailed description of such claim, and a period of thirty (30) days to cure such breach, and pay on such claim. If any claim is brought against Purchaser for which indemnification is sought from Seller under this Section 9.1, then Purchaser shall control the contest, defense, settlement or compromise of any such claim (including the engagement of counsel in connection therewith), at Seller’s cost and expense, including the cost and expense of reasonable attorneys’ fees in connection with such contest, defense, settlement or compromise, and Seller shall have the right to participate in the contest, defense, settlement or compromise of any such claim at its own cost and expense, including the cost and expense of reasonable attorneys’ fees in connection with such participation; provided, however, that Purchaser shall not settle or compromise any such claim without the prior written consent of Seller, which consent shall not be unreasonably withheld or delayed. If Seller fails to assume the defense of such claim within 30 days of receipt of notice of such claim, or if at any time Seller shall fail to defend in good faith any such claim, Purchaser may assume the defense thereof and may employ counsel with respect thereto and all fees and expenses of such counsel shall be paid by Seller, and Purchaser may conduct and defend such claim in such manner as it may deem appropriate; provided, however, that Purchaser shall not settle or compromise any such claim without the prior written consent of Seller, which consent shall not be unreasonably withheld or delayed.

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9.2 By Purchaser. Purchaser agrees to indemnify and hold harmless Seller and its affiliates, and their respective shareholders, directors, officers, employees, successors, assigns, and agents (the “Seller Indemnified Persons”) from and against any and all claims, losses, damages, liabilities, expenses or costs (“Losses”), plus reasonable attorneys’ fees and expenses incurred in connection with Losses and/or enforcement of this Agreement, incurred by Seller by reason of or arising out of or in connection with (i) the breach of any representation or warranty contained herein or in any certificate or other document delivered to Seller pursuant to the provisions of this Agreement, (ii) the failure of Purchaser to perform any act required under this Agreement or (iii) a claim by any third party with respect to any Liability, contract, other commitment or state of facts which constitutes a breach of any representation or warranty contained in Section 5 hereof or in any certificate or other document delivered by or on behalf of Purchaser to Seller pursuant to the provisions of this Agreement. Seller agrees to give prompt notice to Purchaser of any claim for which Seller seeks indemnification hereunder, which notice shall include a reasonably detailed description of such claim, and a period of thirty (30) days to cure such breach, and pay on such claim. If any claim is brought against Seller for which indemnification is sought from Purchaser under this Section 9.2, then Seller shall control the contest, defense, settlement or compromise of any such claim (including the engagement of counsel in connection therewith), at Purchaser’s cost and expense, including the cost and expense of reasonable attorneys’ fees in connection with such contest, defense, settlement or compromise, and Seller shall have the right to participate in the contest, defense, settlement or compromise of any such claim at its own cost and expense, including the cost and expense of reasonable attorneys’ fees in connection with such participation; provided, however, that Seller shall not settle or compromise any such claim without the prior written consent of Purchaser, which consent shall not be unreasonably withheld or delayed. If Purchaser fails to assume the defense of such claim within 30 days of receipt of notice of such claim, or if at any time Purchaser shall fail to defend in good faith any such claim, Seller may assume the defense thereof and may employ counsel with respect thereto and all fees and expenses of such counsel shall be paid by Purchaser, and Seller may conduct and defend such claim in such manner as it may deem appropriate; provided, however, that Seller shall not settle or compromise any such claim without the prior written consent of Purchaser, which consent shall not be unreasonably withheld or delayed.

10. MISCELLANEOUS.

10.1 Survival of Representations and Warranties. Notwithstanding any right of any party hereto to investigate the affairs of any of the parties hereto and notwithstanding any knowledge of facts determined or determinable by any party hereto pursuant to such investigation or right of investigation or otherwise acquired or learned by any of the parties hereto, each of the parties hereto shall have the right to rely fully upon the representations, warranties, covenants and agreements of the other party hereto contained in this Agreement and to pursue all rights and remedies in connection therewith. All representations, warranties, covenants and agreements shall survive the Closing and shall expire on December 31, 2018 (the “Survival Date”).

10.2 Post Closing Obligations. Seller and Purchaser agree to comply with the post-closing covenants in Section 8 hereof.

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10.3 Notices. All communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered personally with receipt acknowledged, (ii) sent by registered or certified mail, return receipt requested, (iii) sent by telecopy or e-mail with confirmation or (iv) sent by overnight courier for next business day delivery, addressed to the parties hereto at the addresses contained herein or to such other addresses, e-mail addresses or facsimile numbers as any party hereto shall hereafter specify by communication to the other party in the manner provided in this Section 10.3. Notice shall be deemed to have been given, received and dated on the earlier of: (i) when actually received or upon refusal to accept delivery thereof, (ii) on the date when delivered personally or via telecopy or e-mail, (iii) one (1) business day after being sent by overnight courier and (iv) four (4) business days after mailing.

10.4 Severability. If any term or provisions of this Agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the terms and provisions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term or provision.

10.5 Governing Law; Interpretation; Jurisdiction; Waiver of Jury Trial. This Agreement shall in all respects be construed in accordance with and governed by the substantive laws of the State of Massachusetts applicable to contracts executed and performed entirely within the state, without reference to its choice of law rules. This Agreement shall be interpreted and construed in accordance with the laws of the State of Massachusetts without giving effect to the principles of conflicts of laws thereof. Each party hereto hereby irrevocably submits to the jurisdiction of the courts of the State of Massachusetts. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court, any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum, and the right to object, with respect to any such suit, action or proceeding brought in any such court, and that such court does not have jurisdiction over such party. In any such suit, action or proceeding, each party hereby waives, to the fullest extent it may effectively do so, personal service of any summons, complaint or other process and agrees that the service thereof may be made by certified or registered mail, addressed to such party at its address set forth in the preamble herein. THE PARTIES HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY PROCEEDING, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. THE PARTIES AGREE THAT ANY OF THEM MAY FILE A COPY OF THIS SECTION 10.5 WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED-FOR AGREEMENT AMONG THE PARTIES IRREVOCABLY TO WAIVE TRIAL BY JURY AND THAT ANY PROCEEDING WHATSOEVER BETWEEN THEM SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

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10.6 Entire Agreement. The parties hereto agree that all understandings and agreements heretofore made between them with respect to the subject matter hereof are merged into this Agreement and any schedules and exhibits attached hereto (collectively, the “Transaction Documents”), which fully and completely express their agreement with respect to the subject matter hereof. There are no promises, agreements, conditions, understandings, warranties or representations, oral or written, express or implied, among the parties hereto, other than as set forth in the Transaction Documents. All prior agreements among the parties hereto with respect to the subject matter hereof are superseded by the Transaction Documents, which integrate all promises, agreements, conditions and understandings among the parties hereto with respect to the matters contained herein.

10.7 Termination, Revocation, Waiver, Modification or Amendment. No termination, revocation, waiver, modification or amendment of this Agreement shall be binding unless agreed to in writing and signed by an authorized officer of each of the parties hereto.

10.8 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute one and the same agreement. The signature of any party hereto to a counterpart shall be deemed to be a signature to, and may be appended to, any other counterpart.

10.9 Assignability. This Agreement shall not be assignable by any party hereto without the prior written consent of the other party hereto.

10.10 Binding Effect. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and permitted assigns.

10.11 Waiver. No consent or waiver, express or implied, by any party hereto to or of any breach or default by any other party in the performance by any other party of its obligations hereunder shall be deemed or construed to be a consent to or waiver of any other breach or default in the performance by such other party of the same or any other obligation of such party hereunder. Failure on the part of a party hereto to complain of any act or failure to act of any other party or to declare such other party in default, irrespective of how long such failure continues, shall not constitute a waiver by such party of its rights hereunder.

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10.12 Additional Remedies. The rights and remedies of any party hereto under this Agreement shall not be mutually exclusive. The respective rights and obligations hereunder shall be enforceable by specific performance, injunction or other equitable remedy, but nothing herein contained is intended to, nor shall it limit or affect, any other rights in equity or any rights at law or by statute or otherwise of any party hereto aggrieved as against the other for breach or threatened breach of any provision hereof, it being the intention of this Section to make clear the agreement of the parties hereto that their respective rights and obligations hereunder shall be enforceable in equity as well as at law or otherwise.

10.13 Expenses. Each of the parties hereto shall pay the fees and expenses incurred by it in connection with the negotiation, preparation, execution and performance of this Agreement, including, without limitation, reasonable attorneys’ fees.

10.14 Costs of Enforcement. Except as otherwise set forth herein, the prevailing party hereto in any proceeding brought to enforce any provision of this Agreement shall be entitled to recover the reasonable fees and costs of its counsel, plus all other costs of such proceeding.

10.15 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(Signature page follows)

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date above written.

SELLER

BAROFOLD, INC.

By:
Name:
Title:

PURCHASER

PRESSURE BIOSCIENCES, INC.

By:
Name:
Title:

Signature page to Asset Purchase Agreement

EXHIBIT A TO ASSET PURCHASE AGREEMENT

BILL OF SALE

BILL OF SALE, made, executed and delivered on December 12, 2017 by Barofold, Inc., a Delaware corporation (the “Seller”) and Pressure BioSciences, Inc., a Massachusetts corporation (the “Purchaser”).

WITNESSETH

WHEREAS, the Seller and the Purchaser are parties to that certain Asset Purchase Agreement dated December 12, 2017 by and between Purchaser and Seller (the “Agreement”), providing for, among other things, the transfer and sale to the Purchaser of the Assets (such capitalized term and, except as defined herein, all other capitalized terms used herein shall have the same meanings ascribed to them in the Agreement), and on the terms and conditions provided in the Agreement.

WHEREAS, the Purchaser and the Seller now desire to carry out the intent and purpose of the Agreement by the Seller’s execution and delivery to the Purchaser of this instrument evidencing the sale, conveyance, assignment, transfer and delivery to the Purchaser of the Assets subject to the terms and conditions of the Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Seller does hereby, effective from and after the date hereof, sell, convey, assign, transfer and deliver unto the Purchaser and its successors and assigns, forever, all of Seller’s right, title and interest in, to and under the Assets subject to the terms and conditions of the Agreement and free and clear of Liens.

TO HAVE AND TO HOLD the Assets unto the Purchaser, its successors and assigns, FOREVER.

This Bill of Sale shall be construed and enforced in accordance with applicable federal law and the laws (other than the conflict of law rules) of the State of Massachusetts.

In the event that any provision of this Bill of Sale is construed to conflict with a provision of the Agreement, the provision of the Agreement shall be deemed to be controlling.

This instrument shall be binding upon and shall inure to the benefit of the respective successors and assigns of the Seller and the Purchaser.

[The rest of this page intentionally left blank]

IN WITNESS WHEREOF, this Bill of Sale has been duly executed and delivered by a duly authorized representative of the Seller on the date first above written.

BAROFOLD, INC.

By:
Name:
Title:

EXHIBIT B TO ASSET PURCHASE AGREEMENT

PATENT

ASSIGNMENT OF PATENT RIGHTS

(Company to Company)

BaroFold, Inc., a corporation having its principal place of business at 12635 E. Montview Blvd., Aurora, CO 80045 (herein referred to as “Assignor”) owns the entire right, title and interest in any Letters Patent(s) (“said patent(s)”) and any Patent application(s) (“said application(s)”) set forth on the attached Schedule A, as well as any invention(s) (“said invention(s)”) disclosed in application(s) and patent(s) noted on the attached Schedule A.

WHEREAS, Pressure BioSciences, Inc., a corporation having its principal place of business at 14 Norfolk Avenue, South Easton, MA 02375 its successors, legal representatives and assigns (the “Assignee”), is desirous of acquiring the entire right, title, and interest in and to said invention(s), said application(s), and said patent(s), the right to file applications on said invention(s), the entire right, title and interest in and to any applications for Letters Patent of the United States or other countries claiming priority to said application(s), the right to recover any and all past, present, and future damages, including provisional or other royalties, for any and all past, present, and future infringements of said application(s) and said patent(s), and the entire right, title, and interest in and to any and all Letters Patent or Patents, United States or foreign, to be obtained for said invention(s) and said application(s);

NOW, THEREFORE, for good and sufficient consideration, the receipt of which is hereby acknowledged, the Assignor has sold, assigned, transferred, and set over, and by these presents does sell, assign, transfer, and set over, unto the Assignee, its successors, legal representatives, and assigns the entire right, title, and interest in and to said invention(s), said application(s), and said patent(s), the right to file applications on said invention(s), the entire right, title and interest in and to any applications for Letters Patent of the United States or other countries claiming priority to said application(s), including divisions, continuations, and continuations-in-part of said application(s), the right to recover any and all past, present, and future damages, including provisional or other royalties, for any and all past, present, and future infringements of said application(s) and said patent(s), the entire right, title and interest in and to any and all Letters Patent or Patents, United States or foreign, to be obtained for said invention(s) and said application(s), the entire right, title and interest in and to any and all reissues and extensions of said patent(s), and all rights under the Hague Convention, the Paris Convention for the Protection of Industrial Property, and under the Patent Cooperation Treaty, the same to be held and enjoyed by the Assignee, for its own use and behalf and the use and behalf of its successors, legal representatives, and assigns, to the full end of the term or terms for which Letters Patent or Patents may be granted as fully and entirely as the same would have been held and enjoyed by the Assignor had this sale and assignment not been made;

AND for the same consideration, the Assignor hereby covenants and agrees to and with the Assignee, its successors, legal representatives, and assigns, that, at the time of execution and delivery of these presents, the Assignor is the sole and lawful owner of the entire right, title, and interest in and to said invention(s), said application(s), and said patent(s), and that the same are unencumbered, and that the Assignor has good and full right and lawful authority to sell and convey the same in the manner herein set forth;

AND for the same consideration, the Assignor hereby covenants and agrees to and with the Assignee, its successors, legal representatives, and assigns that until December 31, 2018 the Assignor will, whenever counsel of the Assignee, or the counsel of its successors, legal representatives, and assigns, shall advise that any proceeding in connection with said invention(s), said application(s), said patent(s), any application claiming priority to said application(s), any reissue or extension of said patent(s), and any United States or foreign Letters Patent or Patents for said invention(s) or said application(s), including interference and derivation proceedings, and any post-grant proceedings (e.g., opposition proceedings, post-grant reviews, Inter partes reviews, supplemental examinations, etc.), is lawful and desirable, sign all reasonably requested papers and documents, take all lawful oaths, and do all reasonably requested acts necessary or required to be done for the procurement, maintenance, enforcement and defense of Letters Patent or Patents for said invention(s), without charge to the Assignee, its successors, legal representatives, and assigns, but at the cost and expense of the Assignee, its successors, legal representatives, and assigns;

AND the Assignor hereby requests the Commissioner of Patents to issue any and all aforementioned patent(s) of the United States to the Assignee, as the Assignee of said invention(s) and the Letters Patent to be issued thereon for the sole use and behalf of the Assignee, its successors, legal representatives, and assigns.

Date:	By:
Name:
Title:
	Company:	Barofold, Inc.

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of ______________________)

)    ss.

County of_____________________)

On ________________________, before me, _____________________________, Notary Public, personally appeared _______________________________________, who proved to me on the basis of satisfactory evidence, to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

REQUIRED SENTENCE IF NOTARIZED IN CALIFORNIA: I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature of Notary Public	Place Notary Seal Above

My Commission Expires:

For and on behalf of ASSIGNEE:

Date:	By:
Name:
Title:
	Company:	Pressure BioSciences, Inc.

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of ______________________)

)    ss.

County of_____________________)

On ________________________, before me, _____________________________, Notary Public, personally appeared _______________________________________, who proved to me on the basis of satisfactory evidence, to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

REQUIRED SENTENCE IF NOTARIZED IN CALIFORNIA: I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature of Notary Public	Place Notary Seal Above

My Commission Expires:

SCHEDULE A TO ASSIGMENT OF PATENT RIGHTS